National Life Insurance Company

National Variable Annuity Account II
National Variable Life Insurance Account

Supplement dated April 20, 2009

to the Prospectuses dated May 1, 2008, each as supplemented December 1, 2008, for the Varitrak, Sentinel Benefit Provider and Sentinel Estate Provider Contracts

and
to the Prospectus dated May 1, 2008, as supplemented December 1, 2008 and as supplemented March 27, 2009 for the Sentinel Advantage Variable Annuity Contract

The contracts listed above issued by National Life Insurance Company (“we” or “us”) have investment options that invest in certain series of the J.P. Morgan Series Trust II (the “Trust”). We have been informed that at a special meeting of shareholders held on April
1, 2009, the shareholders of each of the series of the Trust approved the merger of each of the Trust’s series into the Acquiring
Portfolios of JPMorgan Insurance Trust as listed in the following chart:

ACQUIRED PORTFOLIOS		ACQUIRING PORTFOLIOS
JPMorgan Small Company Portfolio	merges with	JPMorgan Insurance Trust Small Cap Equity Portfolio (to be renamed
	and into	JPMorgan Insurance Trust Small Cap Core Portfolio immediately following the merger)
JPMorgan International Equity	merges with	JPMorgan Insurance Trust International Equity Portfolio
Portfolio	and into

Each merger is expected to become effective on or about April 24, 2009 (“Merger Date”). Upon the effectiveness of the merger, the
Acquired Portfolios will no longer be available as investment options in the contracts listed above, and as of the Merger Date, any values you have in a subaccount that invests in an Acquired Portfolio will reflect values in a subaccount that invests in an Acquiring
Portfolio. If you do not want to be invested in a subaccount that invests in an Acquiring Portfolio, you should transfer to another subaccount and adjust any automatic transactions that you may have established accordingly. Transfers made from any of the subaccounts that invest in an Acquired Portfolio or Acquiring Portfolio will not count against the number of free transfers allowed during this policy or contract year, and we will waive any fee otherwise applicable to such transfers.

For a period of time after the effectiveness of the merger, communications we send to you regarding your policy or contract may continue to reflect the name of the Acquired Portfolio, rather than the Acquiring Portfolio.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND
BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.